 EXHIBIT 10.4

INFORMATION CONCERNING DEFERRED COMPENSATION AGREEMENTS
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SUBSTANTIALLY SIMILAR TO EXHIBIT 1O.3
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         The following employees have entered into Deferred Compensation
Agreements with Rocky Shoes & Boots, Inc., substantially similar to the Deferred
Compensation Agreement filed as Exhibit 10.3:
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

                                   Effective Date
         Employee                  of Agreement             Monthly Benefit
         --------                  ------------             ---------------

         David S. Fraedrich             5/1/84                     $2,083.33

         Allen Sheets                   5/1/84                     $1,250.00
